UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): January 29, 2020

Anika Therapeutics
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21326	04-3145961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

32 Wiggins Avenue, Bedford, Massachusetts 01730
(Address of Principal Executive Offices) (Zip Code)

(781) 457-9000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ANIK	NASDAQ Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2020, Joseph Darling, the Company’s President and Chief Executive Officer, passed away unexpectedly.

The Company’s Board of Directors has initiated a search process to identify a new chief executive officer and intends to engage an executive search firm to assist in the search.

A Board-appointed Office of the President is providing ongoing leadership and oversight of day-to-day operations of the Company until a successor chief executive officer is identified and appointed. The Office of the President consists of: Sylvia Cheung, Chief Financial Officer, Treasurer and Secretary; James Loerop, Executive Vice President of Business Development and Strategic Planning; and Thomas Finnerty, Executive Vice President of Human Resources. Cheryl Blanchard, a member of the Board, will serve as liaison between the Board and the Office of the President, including by regularly meeting with the members of the Office of the President and reporting to the Board. Each of Ms. Cheung, Mr. Loerop and Mr. Finnerty will continue to serve in their current positions while carrying out their responsibilities as members of the Office of the President.

Item 7.01. Regulation FD Disclosure.

On January 29, 2020, the Company issued a press release entitled “Anika Mourns the Sudden Passing of Joseph Darling, President and Chief Executive Officer.” A copy of the press release is furnished as Exhibit 99.1 to this report. The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this report shall not be incorporated by reference into any filing of the registrant with the Securities and Exchange Commission, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information contained in this Item 7.01 and in the press release furnished as Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section or Section 11 or 12(a)(2) of the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 29, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics

Date: January 30, 2020	By:	/s/ Sylvia Cheung
Sylvia Cheung
Chief Financial Officer